Prudential World Fund, Inc.

Prudential International Value Fund

Supplement dated June 20, 2014 to the

Currently Effective Prospectus and Summary Prospectus

Effective as of July 1, 2014, the Fund’s Manager, Prudential Investments LLC, has contractually agreed to cap certain Fund expenses. To reflect this change, the Fund’s Prospectus and Summary Prospectus are hereby changed as follows, effective as of July 1, 2014:

1.	In the Prospectus and Summary Prospectus section entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses are deleted and replaced with the following new table:

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Z
Management fees	1.00%	1.00%	1.00%	1.00%
+ Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None
+ Other expenses	0.64%	0.64%	0.64%	0.64%
= Total annual Fund operating expenses	1.94%	2.64%	2.64%	1.64%
- Fee waiver or expense reimbursement*	(0.15%)	(0.10%)	(0.10%)	(0.10%)
= Net annual Fund operating expenses	1.79%	2.54%	2.54%	1.54%

* The Manager has contractually agreed through February 28, 2015 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 1.54% of the Fund's average daily net assets. Separately, the distributor has contractually agreed through February 28, 2015 to limit the Fund's Class A distribution and service (12b-1) fees to 0.25% of the Fund's Class A average daily net assets.  These waivers may not be terminated prior to February 28, 2015 without the prior approval of the Fund’s Board of Directors.

2.	In the Prospectus and Summary Prospectus section entitled Fund Summary—Fund Fees and Expenses, the Example is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$722	$1,112	$1,526	$2,678	$722	$1,112	$1,526	$2,678
Class B	$757	$1,111	$1,491	$2,717	$257	$811	$1,391	$2,717
Class C	$357	$811	$1,391	$2,966	$257	$811	$1,391	$2,966
Class Z	$157	$508	$882	$1,935	$157	$508	$882	$1,935

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